Exhibit 99.3

Interpublic Group

Third Quarter 2009
Earnings Conference Call
October 28, 2009

Overview – Third Quarter 2009

- Revenue decreased 18.0%, reflecting the difficult economic climate as well as currency changes. Organic revenue decrease was 14.2%
- We continued to manage our cost base actively and effectively
  - Salaries & related expense ex-severance decreased 10.9% organically
  - Office & general expense decreased 15.1% organically
- Operating income was $58 million compared with $116 million a year ago
- Diluted E.P.S. was $0.03 compared with $0.08 last year

Reconciliation of organic change measures appear on pages 4, 20 & 21.

Operating Performance

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008
Revenue	$ 1,426.7	$ 1,740.0
Salaries and Related Expenses	943.5	1,093.5
Office and General Expenses	425.4	526.3
Restructuring and Other Reorganization-Related (Reversals) Charges	(0.5)	3.9
Operating Income	58.3	116.3
Interest Expense	(37.8)	(53.2)
Interest Income	7.6	23.3
Other Income (Expense), net	1.0	(1.0)
Income Before Income Taxes	29.1	85.4
Provision for Income Taxes	3.7	35.5
Equity in Net Income of Unconsolidated Affiliates	0.5	0.5
Net Income	25.9	50.4
Net Income Attributable to Noncontrolling Interests	(1.8)	(4.7)
Net Income Attributable to IPG	24.1	45.7
Dividends on Preferred Stock	(6.9)	(6.9)
Allocation to Participating Securities	-	(0.1)
Net Income Available to IPG Common Stockholders	$ 17.2	$ 38.7
Earnings per share available to IPG common stockholders:		
Basic	$ 0.04	$ 0.08
Diluted	$ 0.03	$ 0.08
Weighted-average number of common shares outstanding:		
Basic	470.5	462.8
Diluted	513.8	519.4

(Amounts in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2008	$ 1,740.0		$ 5,060.9	
Total change	(313.3)	(18.0%)	(834.5)	(16.5%)
Foreign currency	(67.9)	(3.9%)	(306.2)	(6.0%)
Net acquisitions/(divestitures)	1.6	0.1%	68.3	1.3%
Organic	(247.0)	(14.2%)	(596.6)	(11.8%)
September 30, 2009	$ 1,426.7		$ 4,226.4	

Segments

	Three Months Ended September 30,				Nine Months Ended September 30,			
			Change				Change	
	2009	2008	Total	Organic	2009	2008	Total	Organic
IAN	$1,191.9	$1,450.1	(17.8%)	(13.8%)	$3,555.0	$4,229.7	(16.0%)	(11.3%)
CMG	$ 234.8	$ 289.9	(19.0%)	(16.0%)	$ 671.4	$ 831.2	(19.2%)	(14.0%)

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliation of segment revenue change on page 17.

($ in Millions)

Geographic Revenue Change

	Three Months Ended September 30, 2009		Nine Months Ended September 30, 2009	
	Total	Organic	Total	Organic
United States	(13.5%)	(13.4%)	(12.2%)	(12.7%)
International	(23.7%)	(15.2%)	(21.9%)	(10.6%)
United Kingdom	(34.1%)	(19.5%)	(32.4%)	(10.8%)
Continental Europe	(25.7%)	(16.8%)	(24.3%)	(11.8%)
Asia Pacific	(10.3%)	(9.7%)	(16.4%)	(10.7%)
Latin America	(23.3%)	(9.3%)	(18.8%)	(1.7%)
All Other Markets	(23.1%)	(17.9%)	(8.4%)	(15.1%)
Worldwide	**(18.0%)**	**(14.2%)**	**(16.5%)**	**(11.8%)**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliation on page 18.

Organic Revenue Growth

Trailing Twelve Months



See reconciliation on page 19.

Expenses

Salaries & Related

	2009	2008	Change $	Change Total	Change Organic
Three Months Ended September 30,	$ 943.5	$ 1,093.5	$ (150.0)	(13.7 %)	(10.0 %)
% of Revenue	*66.1%*	*62.5%*			
Three months severance	$ 23.4	$ 15.3	$ 8.1	52.9 %	
% of Revenue	*1.6%*	*0.9%*			
Nine Months Ended September 30,	$ 2,908.4	$ 3,261.5	$ (353.1)	(10.8 %)	(6.5 %)
% of Revenue	*65.5%*	*64.4%*			
Nine months severance	$ 94.9	$ 39.9	$ 55.0	137.8 %	
% of Revenue	*2.2%*	*0.5%*			

Office & General

	2009	2008	Change $	Change Total	Change Organic
Three Months Ended September 30,	$ 425.4	$ 526.3	$ (100.9)	(19.2 %)	(15.1 %)
% of Revenue	*29.5%*	*30.2%*			
Three months professional fees	$ 26.9	$ 32.2	$ (5.3)	(16.5 %)	
% of Revenue	*1.9%*	*1.9%*			
Nine Months Ended September 30,	$ 1,245.4	$ 1,529.1	$ (283.7)	(18.6 %)	(13.4 %)
% of Revenue	*29.5%*	*30.2%*			
Nine months professional fees	$ 82.8	$ 100.4	$ (17.6)	(17.5 %)	
% of Revenue	*2.0%*	*2.0%*			

See reconciliation of organic measures on page 20.

($ in Millions)

Adjusted Operating Margin


Trailing Twelve Months
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(0.2%)
0.1%
(0.4%)
1.6%
2.7%
3.2%
4.1%
4.3%
6.6%
8.1%
8.7%
8.5%
7.3%
6.7%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 22.

Debt Maturity Schedule

Total Debt including Convertible Notes = $2.0 billion


$800
$600
$400
$200
$0
$88
$214
$36
$400 (A)
$209 (B)
$350
$600
2009
2010
2011
2012
2013
2014
2017
Face Value as of September 30, 2009
Other Short-Term Debt
Long-Term Debt
First Investor Put 4.25% Convertible Notes (In 2012)
First Investor Put 4.75% Convertible Notes (In 2013)
Second Investor Put 4.50% Convertible Notes (In 2013)

(A) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. If the puts are not exercised, the notes mature March 2023.

(B) Discrete option to put 4.50% and 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. If the puts are not exercised, the notes mature March 2023.

($ in Millions)

Balance Sheet – Current Portion

	September 30, 2009	December 31, 2008	September 30, 2008
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,761.5	$ 2,107.2	$ 1,689.8
Marketable securities	10.6	167.7	17.8
Accounts receivable, net	3,067.7	3,746.5	3,821.2
Expenditures billable to clients	1,135.1	1,099.5	1,411.3
Other current assets	307.3	366.7	301.5
Total current assets	**$ 6,282.2**	**$ 7,487.6**	**$ 7,241.6**
CURRENT LIABILITIES:			
Accounts payable	$ 3,283.5	$ 4,022.6	$ 3,979.3
Accrued liabilities	2,230.8	2,521.6	2,623.6
Short-term debt	88.2	332.8	81.9
Total current liabilities	**$ 5,602.5**	**$ 6,877.0**	**$ 6,684.8**

($ in Millions)

Cash Flow

	Three Months Ended September 30, 2009	2008
NET INCOME	$ 26	$ 50
OPERATING ACTIVITIES		
Depreciation & amortization	54	73
Deferred taxes	18	11
Other non-cash items	9	7
Change in working capital, net	46	(102)
Other non-current assets & liabilities	(28)	(5)
Cash provided by Operating Activities	125	34
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(39)	(75)
Capital expenditures	(16)	(24)
Business & investment purchases/sales, net	5	(16)
Cash used in Investing Activities*	(50)	(115)
FINANCING ACTIVITIES		
Purchase of long-term debt	(72)	-
Decrease in short-term bank borrowings	(26)	(5)
Distributions to noncontrolling interests, net	(4)	(2)
Preferred stock dividends	(7)	(7)
Other	(3)	(10)
Cash used in Financing Activities	(112)	(24)
Currency Effect	38	(38)
Increase (Decrease) in Cash & S/T Marketable Securities	$ 1	$ (143)

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 23.

($ in Millions)

IPG

Summary

- Revenue environment remains very challenging
- We are managing costs effectively
- Strong financial resources are in place and we continue our conservative approach to liquidity
- We expect to be well-positioned as confidence in the economic recovery builds and revenue growth resumes

IPG

Interpublic Group

Appendix

Operating Performance

	Nine Months Ended September 30, 2009		Nine Months Ended September 30, 2008	
Revenue	$	4,226.4	$	5,060.9
Salaries and Related Expenses		2,908.4		3,261.5
Office and General Expenses		1,245.4		1,529.1
Restructuring and Other Reorganization-Related (Reversals) Charges		(0.7)		11.2
Operating Income		73.3		259.1
Interest Expense		(117.7)		(163.9)
Interest Income		28.0		75.0
Other (Expense) Income, net		(17.4)		3.9
(Loss) Income Before Income Taxes		(33.8)		174.1
(Benefit of) Provision for Income Taxes		(18.0)		90.9
Equity in Net (Loss) Income of Unconsolidated Affiliates		(0.5)		2.1
Net (Loss) Income		(16.3)		85.3
Net Loss (Income) Attributable to Noncontroling Interests		1.2		(7.3)
Net (Loss) Income Attributable to IPG		(15.1)		78.0
Dividends on Preferred Stock		(20.7)		(20.7)
Allocation to Participating Securities		-		(0.6)
Net (Loss) Income Available to IPG Common Stockholders	$	(35.8)	$	56.7
(Loss) earnings per share available to IPG common stockholders:				
Basic and Diluted	$	(0.08)	$	0.12
Weighted-average number of common shares outstanding:				
Basic		467.3		460.8
Diluted		467.3		499.9

(Amounts in Millions, except per share amounts)

Cash Flow

	Nine Months Ended September 30, 2009	2008
NET (LOSS) INCOME	$ (16)	$ 85
OPERATING ACTIVITIES		
Depreciation & amortization	177	216
Deferred taxes	(9)	4
Other non-cash items	49	14
Change in working capital, net	(327)	(159)
Other non-current assets & liabilities	(72)	(14)
Cash (used in) provided by Operating Activities	(198)	146
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(71)	(101)
Capital expenditures	(44)	(83)
Business & investment purchases/sales, net	5	(12)
Cash used in Investing Activities*	(110)	(196)
FINANCING ACTIVITIES		
Purchase of long-term debt	(771)	(191)
Debt issuance, net of costs	569	(11)
Decrease in short-term bank borrowings	(12)	(23)
Distributions to noncontrolling interests, net	(21)	(10)
Preferred stock dividends	(21)	(21)
Other	(7)	(7)
Cash used in Financing Activities	(263)	(263)
Currency Effect	68	(10)
Decrease in Cash & S/T Marketable Securities	$ (503)	$ (323)

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 23.

($ in Millions)

Depreciation and Amortization

	2009									
	Q1		Q2		Q3		Q4		YTD 2009	
Depreciation and amortization of fixed assets and intangible assets	$	41.8	$	42.7	$	42.0			$	126.5
Amortization of bond discounts and deferred financing costs		7.6		6.2		(0.8)				13.0
Amortization of restricted stock and other non-cash compensation		9.3		15.5		12.9				37.7
Total	$	58.7	$	64.4	$	54.1			$	177.2

	2008									
	Q1		Q2		Q3		Q4		YTD 2008	
Depreciation and amortization of fixed assets and intangible assets	$	43.1	$	43.2	$	44.2	$	42.8	$	173.3
Amortization of bond discounts and deferred financing costs		7.0		6.7		7.4		7.6		28.7
Amortization of restricted stock and other non-cash compensation		19.8		23.2		21.4		15.7		80.1
Total	$	69.9	$	73.1	$	73.0	$	66.1	$	282.1

($ in Millions)

Reconciliation of Segment Revenue Change

IAN

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2008	$ 1,450.1		$ 4,229.7	
Total change	(258.2)	(17.8%)	(674.7)	(16.0%)
Foreign currency	(59.2)	(4.1%)	(263.0)	(6.2%)
Net acquisitions/(divestitures)	1.6	0.1%	68.3	1.6%
Organic	(200.6)	(13.8%)	(480.0)	(11.3%)
September 30, 2009	$ 1,191.9		$ 3,555.0	

CMG

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2008	$ 289.9		$ 831.2	
Total change	(55.1)	(19.0%)	(159.8)	(19.2%)
Foreign currency	(8.8)	(3.0%)	(43.2)	(5.2%)
Net acquisitions/(divestitures)	-	-	-	-
Organic	(46.3)	(16.0%)	(116.6)	(14.0%)
September 30, 2009	$ 234.8		$ 671.4	

($ in Millions)

IPG

Reconciliation of Geographic Revenue Change

Three Months Ended September 30

	2009	2008	Total Change	Foreign Currency	Net Acquisitions / (Divestitures)	Organic
United States	$ 834.1	$ 963.8	$ (129.7)	$ -	$ (0.3)	$ (129.4)
United Kingdom	104.2	158.2	(54.0)	(23.2)	-	(30.8)
Continental Europe	190.9	257.1	(66.2)	(22.0)	(1.0)	(43.2)
Asia Pacific	140.9	157.0	(16.1)	(3.7)	2.9	(15.3)
Latin America	73.3	95.6	(22.3)	(13.4)	-	(8.9)
All Other Markets	83.3	108.3	(25.0)	(5.6)	-	(19.4)
Worldwide	$ 1,426.7	$ 1,740.0	$ (313.3)	$ (67.9)	$ 1.6	$ (247.0)

Nine Months Ended September 30

	2009	2008	Total Change	Foreign Currency	Net Acquisitions / (Divestitures)	Organic
United States	$ 2,462.6	$ 2,803.8	$ (341.2)	$ -	$ 15.1	$ (356.3)
United Kingdom	317.0	469.1	(152.1)	(101.4)	-	(50.7)
Continental Europe	605.0	799.6	(194.6)	(101.8)	1.9	(94.7)
Asia Pacific	389.4	465.8	(76.4)	(29.3)	2.9	(50.0)
Latin America	206.3	254.0	(47.7)	(43.3)	-	(4.4)
All Other Markets	246.1	268.6	(22.5)	(30.4)	48.4	(40.5)
Worldwide	$ 4,226.4	$ 5,060.9	$ (834.5)	$ (306.2)	$ 68.3	$ (596.6)

"All Other Markets" includes Canada, Africa and the Middle East.

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
		Components of change during the period			
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7
3/31/09	6,680.3	(88.3)	114.7	96.1	6,802.8
6/30/09	6,863.4	(286.2)	139.2	(274.8)	6,441.5
9/30/09	7,043.5	(390.1)	115.2	(640.3)	6,128.2

($ in Millions)

IPG

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2008	$ 1,093.5		$ 3,261.5	
Total change	(150.0)	(13.7%)	(353.1)	(10.8%)
Foreign currency	(40.2)	(3.7%)	(190.3)	(5.8%)
Net acquisitions/(divestitures)	(0.9)	(0.1%)	48.4	1.5%
Organic	(108.9)	(10.0%)	(211.2)	(6.5%)
September 30, 2009	$ 943.5		$ 2,908.4	

Office & General

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2008	$ 526.3		$ 1,529.1	
Total change	(100.9)	(19.2%)	(283.7)	(18.6%)
Foreign currency	(22.3)	(4.2%)	(103.8)	(6.8%)
Net acquisitions/(divestitures)	0.9	0.2%	24.7	1.6%
Organic	(79.5)	(15.1%)	(204.6)	(13.4%)
September 30, 2009	$ 425.4		$ 1,245.4	

($ in Millions)

Reconciliation of Expenses Excluding Severance

Operating Expenses

Three Months Ended	Total Reported Operating Expenses			Severance Expense			Operating Expenses Excluding Severance		
		$	% Change		$	% Change		$	% Change
September 30, 2008	$	1,623.7		$	15.3		$	1,608.4	
Total change		(255.3)	(15.7%)		8.1	52.9%		(263.4)	(16.4%)
Foreign currency changes		(62.9)	(3.9%)		(0.8)	(5.2%)		(62.1)	(3.9%)
Net acquisitions/(divestitures)		-	0.0%		(0.1)	(0.7%)		0.1	0.0%
Organic		(192.4)	(11.8%)		9.0	58.8%		(201.4)	(12.5%)
September 30, 2009	$	1,368.4		$	23.4		$	1,345.0	

Salaries & Related

Three Months Ended	Reported Salaries & Related Expenses			Severance Expense			Salaries & Related Expenses Excluding Severance		
		$	% Change		$	% Change		$	% Change
September 30, 2008	$	1,093.5		$	15.3		$	1,078.2	
Total change		(150.0)	(13.7%)		8.1	52.9%		(158.1)	(14.7%)
Foreign currency changes		(40.2)	(3.7%)		(0.8)	(5.2%)		(39.4)	(3.7%)
Net acquisitions/(divestitures)		(0.9)	(0.1%)		(0.1)	(0.7%)		(0.8)	(0.1%)
Organic		(108.9)	(10.0%)		9.0	58.8%		(117.9)	(10.9%)
September 30, 2009	$	943.5		$	23.4		$	920.1	

($ in Millions)

IPG

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3
6/30/09	461.9	9.6	-	471.5
9/30/09	403.9	5.2	-	409.1

($ in Millions)

Reconciliation of Investing Cash Flow

	Three Months Ended September 30, 2009		Three Months Ended September 30, 2008		Nine Months Ended September 30, 2009		Nine Months Ended September 30, 2008	
INVESTING ACTIVITIES								
Cash used in Investing Activities per presentation	$	(50)	$	(115)	$	(110)	$	(196)
Purchase, sale and maturities of short-term marketable securities, net		-		-		157		(2)
Reported cash used in Investing Activities	$	(50)	$	(115)	$	47	$	(198)

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline
SALARIES & RELATED (% of revenue)	Trailing Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Trailing Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Available Liquidity $335-Million 3-Year Credit Facility Covenants

IPG

Revenue by Discipline


Marketing Services
42%
58%
Advertising & Media

$ 4,226.4

September 30, 2009

YTD

Unaudited data

($ in Millions)

Salaries & Related Expenses


% of Revenue, Trailing Twelve Months
70.0%
65.0%
60.0%
55.0%
65.1%
62.4%
62.0%
TTM 9/30/09
TTM 12/31/08
TTM 9/30/08

Salaries & Related Expenses (% of Revenue)

Three and Nine Months Ended September 30


Base, Benefits & Tax
64.0%
60.0%
56.0%
52.0%
48.0%
56.3%
52.7%
58.6%
54.0%
Three Months
Nine Months
Incentive Expense
5.0%
2.5%
0.0%
2.7%
3.6%
2.9%
3.8%
Three Months
Nine Months
Severance Expense
4.0%
3.0%
2.0%
1.0%
0.0%
1.6%
0.9%
2.2%
0.8%
Three Months
Nine Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
2.9%
3.1%
2.7%
3.3%
Three Months
Nine Months
2009
2008

"All Other Salaries & Related", not shown, was 2.6% and 2.5% for the three months ended September 30, 2009 and 2008, respectively, and 2.4% and 2.5% for the nine months ended September 30, 2009 and 2008, respectively.

Office & General Expenses



% of Revenue, Trailing Twelve Months
36.0%
33.0%
30.0%
27.0%
24.0%
28.2%
28.9%
29.9%
TTM 9/30/09
TTM 12/31/08
TTM 9/30/08

Office & General Expenses (% of Revenue)

Three and Nine Months Ended September 30



Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
1.9%
1.9%
2.0%
2.0%
Three Months
Nine Months



Occupancy Expense (ex-D&A)
10.0%
9.0%
8.0%
7.0%
6.0%
9.0%
7.6%
9.0%
7.8%
Three Months
Nine Months



T&E, Office Supplies & Telecom
6.0%
5.0%
4.0%
3.0%
2.0%
3.5%
4.2%
3.6%
4.4%
Three Months
Nine Months



All Other O&G
18.0%
16.0%
14.0%
12.0%
15.4%
16.5%
14.9%
16.0%
Three Months
Nine Months

2009 2008

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facilities


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$241
$1,772
9/30/2009
$242*
$1,771
6/30/2009
$957
$1,659
3/31/2009
$957
$2,275
12/31/2008
$902
$1,708
9/30/2008
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facilities

* $750.0 Credit agreement expired on June 15, 2009.

($ in Millions)

IPG

$335-Million 3-Year Credit Facility Covenants*

Covenants as of September 30, 2009		
I.	Interest Coverage Ratio not less than:	3.75x
	Actual Interest Coverage Ratio:	4.63x
II.	Leverage Ratio not greater than:	3.25x
	Actual Leverage Ratio:	3.12x
III.	EBITDA not less than:	$550.0
	Actual EBITDA:	$626.9

EBITDA Reconciliation	
Operating Income:	$404.0
+ Depreciation and amortization	222.7
+ Non-cash charges	0.2
EBITDA:	$626.9
Interest Expense Reconciliation	
Interest Expense:	$165.7
- Interest Income	43.5
- ELF Warrant amortization and other	14.3
+ Preferred Stock Dividends	27.6
Net Interest Expense as defined:	$135.5

*Facility is not drawn on as of September 30, 2009. As of that date, there was $94.1 in outstanding letters of credit.

($ in Millions)

IPG

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG